UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 21, 2026 (May 20, 2026)

 SIRIUSPOINT LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-36052	98-1599372
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Point Building
3 Waterloo Lane
Pembroke HM 08 Bermuda
(Address of principal executive offices and Zip Code)
Registrant’s telephone number, including area code: +1 441 542-3300
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Shares, $0.10 par value	SPNT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07	Submission of Matters to a Vote of Security Holders
SiriusPoint Ltd. (the “Company”) held its 2026 annual general meeting of shareholders (the “Annual Meeting”) on May 20, 2026.

Set forth below is a brief description of each matter voted upon at the Annual Meeting and the results of voting on each such matter. The proposals are described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 10, 2026 (the “Proxy Statement”) for the Annual Meeting.

The Company’s Bye-laws, as amended (the “Bye-laws”), include certain voting limitations and provisions for the reallocation of voting power, as described in the Proxy Statement, including restrictions applicable to “controlled shares” (as determined pursuant to Sections 957 and 958 of the Internal Revenue Code of 1986, as amended) of U.S. persons. However, no such limitations or reallocations were applied in the tabulation of votes.

(1) The Company's shareholders elected two Class I directors, each to serve until the annual general meeting of shareholders to be held in 2029, or until such director's successor has been elected and qualified or until such director's office shall otherwise be vacated pursuant to the Company's Bye-laws, as set forth below.

Director Name	For	Withheld	Broker Non-Votes
Susan L. Cross (Class I)	95,559,599	2,681,670	9,993,694
Sabra R. Purtill (Class I)	98,058,192	183,077	9,993,694

(2)    The Company's shareholders approved, on an advisory (non-binding) basis, the compensation of the Company's named executive officers, as disclosed in the Proxy Statement, as set forth below.

For	Against	Abstain	Broker Non-Votes
97,522,260	639,335	79,674	9,993,694

(3)    The Company's shareholders approved the appointment of PricewaterhouseCoopers LLP, an independent registered public accounting firm, as the Company's independent auditor to serve until the annual general meeting to be held in 2027, and the authorization of the Board of Directors of the Company, acting through the Audit Committee of the Board, to determine the independent auditor’s remuneration, as set forth below.

For	Against	Abstain	Broker Non-Votes
108,039,399	160,197	35,367	0

(4)    The Company's shareholders approved the SiriusPoint SharePlan, which had been adopted by the Board of Directors on February 12, 2026, subject to shareholder approval, as described and provided in the Proxy Statement, as set forth below.

For	Against	Abstain	Broker Non-Votes
97,929,233	293,776	18,260	9,993,694

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 21, 2026	/s/ Linda S. Lin
	Name:	Linda S. Lin
	Title:	Chief Legal Officer & Corporate Secretary